UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2014

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 12, 2014, Visteon Corporation (the “Company”) and Timothy D. Leuliette, the Company’s President and Chief Executive Officer, entered into an amendment to Mr. Leuliette’s employment agreement (the “Amendment”) to the extend the term thereof through December 31, 2017. Pursuant to the Amendment, Mr. Leuliette will continue to be eligible for annual incentive opportunities, based on a target opportunity of at least 125% of his annual base salary, and will become eligible for long-term incentive opportunities beginning in 2016, based on a target opportunity of at least $5 million. Finally, the Amendment also provides for the elimination of the existing perquisite payment of $60,000 after December 31, 2015, but that Mr. Leuliette’s salary would be increased by $30,000 at such time.

The foregoing description of Amendment is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of stockholders of the Company was held on June 12, 2014.

(b) At the annual meeting, the stockholders elected the Company’s eight nominees for director to serve for a one-year term beginning at the 2014 annual meeting and expiring at the 2015 annual meeting of stockholders. The stockholders also ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014, and approved the Company’s executive compensation. The final voting results are set forth below.

(1)	Election of directors (majority voting):

Nominee	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Duncan H. Cocroft	38,226,127	734,144	7,480	4,017,703
Jeffrey D. Jones	38,797,340	162,422	7,989	4,017,703
Timothy D. Leuliette	38,832,716	127,570	7,465	4,017,703
Robert J. Manzo	38,297,697	662,576	7,478	4,017,703
Francis M. Scricco	38,833,348	126,926	7,477	4,017,703
David L. Treadwell	38,225,570	730,360	11,821	4,017,703
Harry J. Wilson	38,828,999	132,876	5,876	4,017,703
Yuen Kam Ho, George	38,646,833	313,283	7,635	4,017,703

(2)	Ratification of the appointment of Ernst & Young LLP:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
41,749,404	1,191,713	44,337	N/A

(3)	Provide advisory approval of the Company’s executive compensation:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
34,295,597	4,338,689	333,465	4,017,703

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events.

On June 12, 2014, the Board of Directors of the Company re-appointed Mr. Francis M Scricco as the non-executive Chairman of the Board of Directors of the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated June 12, 2014, between Visteon Corporation and Timothy D. Leuliette.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: June 16, 2014	By:	/s/ Peter M. Ziparo
Peter M. Ziparo
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page

10.1	Amendment to Employment Agreement, dated June 12, 2014, between Visteon Corporation and Timothy D. Leuliette.